                                                                    EXHIBIT 10.8

                            AMENDMENT NO. 1 TO THE
                          SLOAN EMPLOYMENT AGREEMENT
                          --------------------------


          AMENDMENT NO. 1, dated as of July 1, 1996, between VAN DE KAMP'S, INC., a Delaware corporation (the "COMPANY"), and C. RENEE SLOAN (the "EMPLOYEE").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of September 19, 1995 (the "EMPLOYMENT AGREEMENT"); and

          WHEREAS, the Company and the Employee desire to amend certain terms of the Employment Agreement as set forth herein:

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendment to Base Salary. Section 4(a) of the Employment Agreement is hereby amended by deleting "$125,000" and inserting in lieu thereof "$140,000".

          2. Amendment to Base Bonus. Section 4(b) of the Employment Agreement is hereby amended by:

               (i) in Section 4(b)(i), deleting "15%" and inserting in lieu thereof "20%";

               (ii) in Section 4(b)(ii), deleting "22.5%" and inserting in lieu thereof "30%"; and

               (iii) in Section 4(b)(iii), deleting "30%" and inserting in lieu thereof "40%".

          3. Effective Date. The foregoing amendments shall be effective for the periods from and after July 1, 1996.

          4. Remaining Terms. Except as expressly amended by this Amendment No. 1, all remaining terms of the Employment Agreement shall continue in full force and effect.

          5. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first written above.


                                       VAN DE KAMP'S, INC.



                                       By:/s/ Ian Wilson
                                          --------------------------------------
                                           Name: Ian Wilson
                                           Title: Chairman of the Board of
                                                  Directors



                                       /s/ C. Renee Sloan
                                       -----------------------------------------
                                       C. RENEE SLOAN

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